                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 9, 1998 for the financial statements of The Bibb Company included in this Current Report on Form 8-K/A Amendment No. 1, into Dan River Inc.'s previously filed registration statement (No. 333-67083).

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Atlanta, Georgia
April 9, 1999